UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2021

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

1807 Seminole Trail, Charlottesville, Virginia	22901
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On January 31, 2021 (the “Closing Date”), Blue Ridge Bankshares, Inc. (the “Company”), the holding company of Blue Ridge Bank, National Association (the “Bank”), completed the transactions contemplated by the Agreement and Plan of Reorganization, dated as of August 12, 2020, as amended on November 6, 2020, between the Company and Bay Banks of Virginia, Inc. (“Bay Banks”), the holding company of Virginia Commonwealth Bank (“VCB”), and a related Plan of Merger (the “Merger Agreement”). On the Closing Date, (i) Bay Banks merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”) and (ii) immediately following the effective time of the Merger (the “Effective Time”), VCB was merged with and into the Bank, with the Bank continuing as the surviving bank (together with the Merger, the “Mergers”).

At the Effective Time, pursuant to the terms of the Merger Agreement, in exchange for each share of Bay Banks common stock, Bay Banks shareholders received 0.5000 shares of the Company’s common stock, plus cash in lieu of any fractional shares. Each option to purchase shares of Bay Banks common stock, whether vested or unvested, was converted into an option to acquire shares of the Company’s common stock, on terms and conditions adjusted as provided for in the Merger Agreement. Each Bay Banks restricted stock award that was unvested or contingent vested and was converted into the right to receive the merger consideration payable under the Merger Agreement with respect to shares of Bay Banks’ common stock.

The foregoing summary of the Merger Agreement and the Mergers is not complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Resignation of Directors

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the size of the Company’s board of directors (the “Board”) was established at 15 directors, and the Board appointed the following individuals to serve as directors of the Company and the Bank: C. Frank Scott, III, Randal R. Greene, Elizabeth H. Crowther, Richard A. Farmar, III, Julien G. Patterson, Randolph N. Reynolds, Jr. and Vance H. Spilman. They will serve until the 2021 annual meeting of shareholders of the Company, at which time each will stand for election to serve in one of the Board’s three classes of directors.

Mr. Scott is expected to be appointed to the Asset Liability Committee, Mr. Greene is expected to be appointed to the Executive and VCB Financial Group Committees, Mr. Farmar is expected to be appointed to the Audit and Risk Governance Committee and the Asset Liability Committee, Mr. Patterson is expected to be appointed chair of the Governance and Compensation Committee, Mr. Reynolds is expected to be appointed to the Governance and IT Committee, Mr. Spilman is expected to be appointed to the Strategic Planning, Audit and Risk Governance Committee, and Executive Committee and Ms. Crowther is expected to be appointed to the Compensation and IT Committee.

As directors of the Company, Messrs. Scott, Farmar, Patterson, Reynolds and Spilman and Ms. Crowther will be compensated in accordance with the Company’s director compensation policy as then in effect. Mr. Greene will not receive director compensation as he will be an officer of the Company and will be compensated under the terms of his employment agreement with the Company, as discussed below. For more information, please see “Information about Blue Ridge—Board of Directors and Director Compensation” in the Company’s Registration Statement on Form S-4 (File No. 333-249438) filed with the U.S. Securities and Exchange Commission on October 13, 2020, as subsequently amended on December 9, 2020 (the “Registration Statement”).

Since January 1, 2020, there have been no related party transactions between the Company and any of the individuals listed in the paragraph above that are reportable under Item 404(a) of Regulation S-K.

Also pursuant to the terms of the Merger Agreement, the following directors of the Company resigned from the Board as of the Effective Time: Robert B. Burger, Jr., Elise Peters-Carey, Kenneth E. Flynt, James E. Gander II, Mark W. Sisk, Sr., A. Pierce Stone, Malcolm R. Sullivan, Jr. and Donald R. Vaughan.

Appointment of Certain Officers

As of the Effective Time, Mr. Greene was appointed to serve as President and Chief Operating Officer of the Company and President and Chief Executive Officer of the Bank, Judy C. Gavant was appointed to serve as Executive Vice President and Chief Financial Officer of the Company and the Bank, C. Rodes Boyd, Jr. was appointed to serve as Executive Vice President of the Company and Executive Vice President and Chief Lending Officer of the Bank, and Susan S. Pittman was appointed to serve as Executive Vice President, Northern Neck Market of the Bank.

Brian K. Plum, the Company’s former President and Chief Executive Officer, will continue to serve as Chief Executive Officer of the Company. Amanda G. Story, the Company’s former Chief Financial Officer, will continue to serve as Chief Accounting Officer of the Company.

In connection with the officer appointments, the Company entered into employment agreements with Messrs. Greene and Boyd and Mmes. Gavant and Pittman.

Employment Agreement with Mr. Greene. Mr. Greene’s employment agreement provides for a term running through the Company’s 2024 annual meeting of shareholders, unless terminated earlier in accordance with the terms of the agreement. The employment agreement provides for a minimum base salary of $492,000 per year. Mr. Greene will have the opportunity to earn up to 30% of his base salary under a short-term incentive plan and up to 30% of his base salary under a long-term incentive plan. In addition, for 2021, Mr. Greene will receive a cash bonus of at least $50,000 in recognition of his increased responsibility in overseeing the integration of the Company and Bay Banks and the Bank and VCB. Mr. Greene will also be provided a split dollar life insurance benefit of $2,000,000 to a beneficiary of his designation.

Mr. Greene’s employment agreement provides for benefits in the event of a termination of his employment by the Company without “Cause” or by him, including for “Good Reason” (as those terms are defined in the employment agreement). In such cases, Mr. Greene will be entitled to receive his then-current base salary for the remainder of the term of his agreement and a welfare continuance benefit. Mr. Greene’s entitlement to the foregoing severance payments is subject to his execution of a release and waiver of claims against the Company and the Bank and his compliance with the restrictive covenants provided in his employment agreement.

Mr. Greene’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 24 months following the expiration of the employment agreement.

Employment Agreement with Ms. Gavant. Ms. Gavant’s employment agreement provides for a two-year term, unless terminated earlier in accordance with the terms of the agreement. The employment agreement provides for a minimum base salary of $260,000 per year. Ms. Gavant will have the opportunity to earn annual cash bonus payments in such amounts and at such times as may be determined by the Board.

Ms. Gavant’s employment agreement provides for benefits in the event of a termination of her employment by the Company without “Cause” or by her for “Good Reason” (as those terms are defined in the employment agreement). In such cases, Ms. Gavant will be entitled to receive her then-current base salary for the lesser of the remainder of the term of her agreement and the period of time she has been employed by the Company and Bay Banks and a welfare continuance benefit. Ms. Gavant’s entitlement to the foregoing severance payments is subject to her execution of a release and waiver of claims against the Company and the Bank and her compliance with the restrictive covenants provided in her employment agreement.

Ms. Gavant’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 12 months following the expiration of the employment agreement.

Employment Agreement with Ms. Pittman. Ms. Pittman’s employment agreement provides for a two-year term, unless terminated earlier in accordance with the terms of the agreement. The employment agreement provides for a minimum base salary of $210,000 per year. Ms. Pittman will have the opportunity to earn annual cash bonus payments in such amounts and at such times as may be determined by the board of directors of the Bank. In addition, Ms. Pittman will receive a cash bonus of $200,000 in recognition of her increased responsibility in overseeing the integration of the Company and Bay Banks and the Bank and VCB. Ms. Pittman will also be provided a split dollar life insurance benefit of $1,000,000 to a beneficiary of her designation.

Ms. Pittman’s employment agreement provides for benefits in the event of a termination of her employment by the Company without “Cause” or by her for “Good Reason” (as those terms are defined in the employment agreement). In such cases, Ms. Pittman will be entitled to receive her then-current base salary for the lesser of the remainder of the term of her agreement and the period of time she has been employed by the Bank and VCB and a welfare continuance benefit. Ms. Pittman’s entitlement to the foregoing severance payments is subject to her execution of a release and waiver of claims against the Company and the Bank and her compliance with the restrictive covenants provided in her employment agreement.

Ms. Pittman’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 12 months following the expiration of the employment agreement.

Employment Agreement with Mr. Boyd. Mr. Boyd’s employment agreement provides for a two-year term, unless terminated earlier in accordance with the terms of the agreement. The employment agreement provides for a minimum base salary of $240,000 per year. Mr. Boyd will have the opportunity to earn an annual cash bonus equal to 25% of base salary, and will be entitled to participate in other benefit plans and programs as in effect from time to time. In addition, on consummation of the merger, Mr. Boyd received a cash bonus of $400,000 and a restricted stock award of 7,000 shares of common stock of the Company, vesting 50% on December 31 in each of 2021 and 2022. Mr. Boyd will also receive a deferred compensation plan providing for a maximum benefit of $200,000, subject to vesting. On the date the conversion of the core operating systems of the Bank and VCB is complete, Mr. Boyd will receive a payment in the amount of $25,000.

Mr. Boyd’s employment agreement provides for benefits in the event of a termination of his employment by the Company without “Cause” or by him for “Good Reason” (as those terms are defined in the employment agreement). In such cases, Mr. Boyd will be entitled to receive his then-current base salary for the remainder of the term of his agreement and a welfare continuance benefit, and his restricted stock award and deferred compensation plan benefit will vest. Mr. Boyd’s entitlement to the foregoing severance payments is subject to his execution of a release and waiver of claims against the Company and the Bank and his compliance with the restrictive covenants provided in his employment agreement.

Mr. Boyd’s employment agreement contains restrictive covenants relating to the protection of confidential information, non-disclosure, non-competition and non-solicitation. The non-compete and non-solicitation covenants generally continue for a period of 12 months following the expiration of the employment agreement.

The above-referenced descriptions and descriptions of the employment agreements with Mr. Greene, Ms. Gavant, Ms. Pittman and Mr. Boyd do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers, the Board adopted an amendment to the Company’s Bylaws to establish the number of directors comprising the Board at 15, consisting of (i) eight directors of Blue Ridge prior to the Effective Time (the “Blue Ridge Directors”), and (ii) seven directors of Bay Banks prior to the Effective Time (the “Bay Banks Directors”). The Blue Ridge Directors and the Bay Banks Directors will be split as equally as possible among the three classes of directors to serve staggered terms; provided, however, that Mr. Greene will designated to serve in the class of directors for a term expiring in 2024. Until the third anniversary of the merger, all vacancies on the Blue Ridge Board created by the cessation of service of a Blue Ridge Director must be filled by a nominee proposed to the nominating committee of the Blue Ridge Board by a majority of the remaining Blue Ridge Directors, and all vacancies on the Blue Ridge Board created by the cessation of service of a Bay Banks Director shall be filled by a nominee proposed to the nominating committee of the Blue Ridge Board by a majority of the remaining Bay Banks Directors. Such bylaw provision may not be modified, amended or repealed during such three-year period other than by a majority of the Bay Banks Directors and a majority of the Blue Ridge Directors.

A copy of the Bylaws of the Company, as amended and restated January 31, 2021, is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

On February 1, 2021, the Company issued a press release announcing consummation of the Mergers. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

The financial statements required by Rule 8-04 of Regulation S-X were previously filed with the Registration Statement, which became effective on December 11, 2020, and, pursuant to General Instruction B.3 of Form 8-K, are not filed with this Current Report on Form 8-K.

(b) Pro forma financial information.

The financial statements required by Rule 8-05 of Regulation S-X were previously filed the Registration Statement, which became effective on December 11, 2020, and, pursuant to General Instruction B.3 of Form 8-K, are not filed with this Current Report on Form 8-K.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Reorganization, dated as of August 12, 2020, as amended on November 6, 2020, by and between Blue Ridge Bankshares, Inc. and Bay Banks of Virginia, Inc. (incorporated by reference to Appendix A to the joint proxy statement/prospectus included in Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-249438) filed on December 9, 2020). (Certain schedules and attachments have been omitted pursuant to Item 601(a)(5) or Item 601(b)(2) of Regulation S-K. Such schedules and attachments are described in the Agreement and Plan of Reorganization. Blue Ridge Bankshares, Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or attachment upon request.).

3.2	Bylaws of Blue Ridge Bankshares, Inc., as amended and restated January 31, 2021.

10.1	Employment Agreement, dated August 12, 2020 and effective as of the Effective Time, between Blue Ridge Bankshares, Inc. and Randal R. Greene.

10.2	Employment Agreement, dated August 12, 2020 and effective as of the Effective Time, between Blue Ridge Bankshares, Inc. and Judy C. Gavant.

10.3	Employment Agreement, dated August 12, 2020 and effective as of the Effective Time, between Blue Ridge Bankshares, Inc. and Susan S. Pittman.

10.4	Employment Agreement, dated November 19, 2020 and effective as of the Effective Time, between Blue Ridge Bankshares, Inc. and C. Rodes Boyd, Jr. (incorporated by reference to Exhibit 10.13 to the Amendment No. 1 to the Company’s Registration Statement on Form S-4 (File No. 333-249438) filed December 9, 2020).

99.1	Press Release, dated February 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC. (Registrant)

Date: February 1, 2021	By:	/s/ Amanda G. Story
Amanda G. Story Chief Accounting Officer